                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                              232,637.24
      Available Funds:
            Contract Payments due and received in this period                                                       1,590,699.57
            Contract Payments due in prior period(s) and received in this period                                       77,487.99
            Contract Payments received in this period for next period                                                  60,300.94
            Sales, Use and Property Tax payments received                                                              89,470.68
            Prepayment Amounts related to early termination in this period                                             45,420.05
            Servicer Advance                                                                                          109,802.83
            Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
            Transfer from Reserve Account                                                                               2,903.99
            Interest earned on Collection Account                                                                       3,113.38
            Interest earned on Affiliated Account                                                                         152.74
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                contract < Predecessor contract)                                                                            0.00
            Amounts paid under insurance policies                                                                           0.00
            Maintenance, Late Charges and any other amounts                                                                 0.00

                                                                                                                  ---------------
      Total Available Funds                                                                                         2,211,989.41
      Less: Amounts to be Retained in Collection Account                                                              215,401.69
                                                                                                                  ---------------
      AMOUNT TO BE DISTRIBUTED                                                                                      1,996,587.72
                                                                                                                  ===============




      DISTRIBUTION OF FUNDS:
            1. To Trustee -  Fees                                                                                           0.00
            2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              77,487.99
            3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                      0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                   1,584,225.13
                    b) Class B Principal and Interest                                                                  36,283.59
                    c) Class C Principal and  Interest                                                                 41,033.61
                    d) Class D Principal and Interest                                                                  41,527.23
                    e) Class E Principal and Interest                                                                  42,509.63

            4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
            5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      4,953.36
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    63,251.48
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           2,903.99
            6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              92,736.80
            7. To Servicer, Servicing Fee and other Servicing Compensations                                             9,674.91
                                                                                                                  ---------------
      TOTAL FUNDS DISTRIBUTED                                                                                       1,996,587.72
                                                                                                                  ===============

                                                                                                                  ---------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      215,401.69
                                                                                                                  ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,182,541.24
       - Add Investment Earnings                                                                                        2,903.99
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
       - Less Distribution to Certificate Account                                                                       2,903.99
                                                                                                                  ---------------
End of period balance                                                                                              $2,182,541.24
                                                                                                                  ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,182,541.24
                                                                                                                  ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                      19,440,189.17
                  Pool B                                                                       3,134,248.33
                                                                                            ----------------
                                                                                                                  22,574,437.50

Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                 93,312.91
Class A Monthly Interest - Pool B                                                                 15,044.39

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             1,158,731.74
Class A Monthly Principal - Pool B                                                               317,136.09
                                                                                            ----------------
                                                                                                                   1,475,867.83
Ending Principal Balance of the Class A Notes
                  Pool A                                                                      18,281,457.43
                  Pool B                                                                       2,817,112.24
                                                                                            ----------------
                                                                                                                ----------------
                                                                                                                  21,098,569.67
                                                                                                                ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000   Original Face $190,972,000     Balance Factor
       $ 0.567399                            $ 7.728190           11.047991%
-----------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                             0.00
                  Class A2                                                                             0.00
                  Class A3                                                                    22,574,437.50
                                                                                            ----------------
                                                                                                                  22,574,437.50
Class A Monthly Interest
                  Class A1 (Actual Number Days/360)                                                    0.00
                  Class A2                                                                             0.00
                  Class A3                                                                       108,357.30

Class A Monthly Principal
                  Class A1                                                                             0.00
                  Class A2                                                                             0.00
                  Class A3                                                                     1,475,867.83
                                                                                            ----------------
                                                                                                                   1,475,867.83
Ending Principal Balance of the Class A Notes
                  Class A1                                                                             0.00
                  Class A2                                                                             0.00
                  Class A3                                                                    21,098,569.67
                                                                                            ----------------
                                                                                                                ----------------
                                                                                                                  21,098,569.67
                                                                                                                ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                            444,292.24
                             Pool B                                                             71,620.62
                                                                                            --------------
                                                                                                                 515,912.86

        Class B Overdue Interest, if any                                                             0.00
        Class B Monthly Interest - Pool A                                                        2,195.54
        Class B Monthly Interest - Pool B                                                          353.93
        Class B Overdue Principal, if any                                                            0.00
        Class B Monthly Principal - Pool A                                                      26,485.30
        Class B Monthly Principal - Pool B                                                       7,248.82
                                                                                            --------------
                                                                                                                  33,734.12
        Ending Principal Balance of the Class B Notes
                             Pool A                                                            417,806.94
                             Pool B                                                             64,371.80
                                                                                            --------------
                                                                                                              --------------
                                                                                                                 482,178.74
                                                                                                              ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,365,000    Original Face $4,365,000          Balance Factor
$ 0.584071                      $ 7.728321                11.046477%
-------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                            500,072.80
                             Pool B                                                             80,659.17
                                                                                            --------------
                                                                                                                 580,731.97

        Class C Overdue Interest, if any                                                             0.00
        Class C Monthly Interest - Pool A                                                        2,654.55
        Class C Monthly Interest - Pool B                                                          428.17
        Class C Overdue Principal, if any                                                            0.00
        Class C Monthly Principal - Pool A                                                      29,795.96
        Class C Monthly Principal - Pool B                                                       8,154.93
                                                                                            --------------
                                                                                                                  37,950.89
        Ending Principal Balance of the Class C Notes
                             Pool A                                                            470,276.84
                             Pool B                                                             72,504.24
                                                                                            --------------
                                                                                                              --------------
                                                                                                                 542,781.08
                                                                                                              ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955    Original Face $4,910,955          Balance Factor
$ 0.627723                      $ 7.727802                11.052455%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                               500,072.80
                             Pool B                                                                80,659.17
                                                                                            -----------------
                                                                                                                     580,731.97

        Class D Overdue Interest, if any                                                                0.00
        Class D Monthly Interest - Pool A                                                           3,079.61
        Class D Monthly Interest - Pool B                                                             496.73
        Class D Overdue Principal, if any                                                               0.00
        Class D Monthly Principal - Pool A                                                         29,795.96
        Class D Monthly Principal - Pool B                                                          8,154.93
                                                                                            -----------------
                                                                                                                      37,950.89
        Ending Principal Balance of the Class D Notes
                             Pool A                                                               470,276.84
                             Pool B                                                                72,504.24
                                                                                            -----------------
                                                                                                                ----------------
                                                                                                                     542,781.08
                                                                                                                ================

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955    Original Face $4,910,955          Balance Factor
          $ 0.728237                      $ 7.727802                11.052455%
-------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                               500,072.80
                             Pool B                                                                80,659.17
                                                                                            -----------------
                                                                                                                     580,731.97

        Class E Overdue Interest, if any                                                                0.00
        Class E Monthly Interest - Pool A                                                           3,925.57
        Class E Monthly Interest - Pool B                                                             633.17
        Class E Overdue Principal, if any                                                               0.00
        Class E Monthly Principal - Pool A                                                         29,795.96
        Class E Monthly Principal - Pool B                                                          8,154.93
                                                                                            -----------------
                                                                                                                      37,950.89
        Ending Principal Balance of the Class E Notes
                             Pool A                                                               470,276.84
                             Pool B                                                                72,504.24
                                                                                            -----------------
                                                                                                                ----------------
                                                                                                                     542,781.08
                                                                                                                ================

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955    Original Face $4,910,955          Balance Factor
          $ 0.928280                      $ 7.727802                11.052455%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                    832,961.81
                             Pool B                                                    134,258.32
                                                                                     -------------
                                                                                                         967,220.13

        Residual Interest - Pool A                                                       4,095.68
        Residual Interest - Pool B                                                         857.68
        Residual Principal - Pool A                                                     49,659.93
        Residual Principal - Pool B                                                     13,591.55
                                                                                     -------------
                                                                                                          63,251.48
        Ending Residual Principal Balance
                             Pool A                                                    783,301.88
                             Pool B                                                    120,666.77
                                                                                     -------------
                                                                                                      --------------
                                                                                                         903,968.65
                                                                                                      ==============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                  9,674.91
         - Servicer Advances reimbursement                                                                77,487.99
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                92,736.80
                                                                                                      --------------
        Total amounts due to Servicer                                                                    179,899.70
                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                     22,217,661.76

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                       0.00

    Decline in Aggregate Discounted Contract Balance                                                                   1,324,264.85

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             -------------------
       ending of the related Collection Period                                                                        20,893,396.91
                                                                                                                 ===================

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                            1,321,499.31

        - Principal portion of Prepayment Amounts                                                     2,765.54

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                     0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                          0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                   0.00

                                                                                               ----------------
                         Total Decline in Aggregate Discounted Contract Balance                   1,324,264.85
                                                                                               ================


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                3,582,104.52

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                               362,441.25

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           ---------------
            ending of the related Collection Period                                                                   3,219,663.27
                                                                                                                    ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         317,626.70

             - Principal portion of Prepayment Amounts                                                44,814.55

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                               0.00

                                                                                                  --------------
                              Total Decline in Aggregate Discounted Contract Balance                 362,441.25
                                                                                                  ==============

                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    24,113,060.18
                                                                                                                    ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
    POOL A                                                                                                       Predecessor
                                                                             Discounted        Predecessor       Discounted
    Lease #      Lessee Name                                                 Present Value     Lease #           Present Value
    ----------------------------------------------------------------         ---------------   -------------     ------------------
    3330-003     OPEN MRI TEXAS VENTURES, LLC                                   $784,197.29    835-503                 $438,611.25
    3309-001     OPEN MRI ILLINOIS VENTURES, LLC                              $1,004,239.10    869-501                 $433,977.38
                 CASH                                                            $69,086.19    878-501                 $455,634.75
                                                                                               878-502                 $455,364.75
                                                                                               1505-005                 $73,664.45







                                                                             ---------------                     ------------------
                                                                    Totals:   $1,857,522.58                          $1,857,252.58

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $1,857,252.58
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $161,410,790.25
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES               NO  X
                                                                                               -----             ------


    POOL B                                                                                                       Predecessor
                                                                             Discounted        Predecessor       Discounted
    Lease #      Lessee Name                                                 Present Value     Lease #           Present Value
    ----------------------------------------------------------------         ---------------   -------------     ------------------
                 NONE









                                                                             ---------------                     ------------------
                                                                    Totals:           $0.00                                  $0.00


    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                                 $56,843,333.29
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
    TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES               NO     X
                                                                                               ------            --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                                 Discounted         Predecessor   Discounted
     Lease #     Lessee Name                                                     Present Value      Lease #       Present Value
     -----------------------------------------------------------------           -----------------  ------------  ------------------
     1097-507    ADVANCED HEALTHCARE RESOURCES                                        $159,644.40   1778-001             $48,984.23
     1238-501    WILLIAM F SKINNER, M.D.                                              $174,282.67   1777-001            $325,671.26
     1505-005    NYDIC MEDICAL VENTURES VII, LLC                                      $171,682.66   1855-001            $153,223.12
     2488-001    HYDRO-TOUCH INC.                                                     $110,973.88   1949-001             $94,307.11
                 CASH                                                                   $5,602.11






                                                                                 -----------------                ------------------
                                                                        Totals:       $622,185.72                       $622,185.72

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                     622,185.72
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $161,410,790.25
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES           NO     X
                                                                                                    ------------  --------



     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                                                 Discounted         Predecessor   Discounted
     Lease #     Lessee Name                                                     Present Value      Lease #       Present Value
     -----------------------------------------------------------------           -----------------  ------------  ------------------
                 None









                                                                                 -----------------                ------------------
                                                                        Totals:             $0.00                           $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                           $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                             $56,843,333.29
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

   * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
     SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES             NO   X
                                                                                                  ------------    -------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 11, 2002

XV.    POOL PERFORMANCE MEASUREMENTS


1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
          This Month                                               77,323.68   This Month                             24,113,060.18
          1 Month Prior                                            88,237.36   1 Month Prior                          25,799,766.28
          2 Months Prior                                          162,395.74   2 Months Prior                         32,163,175.13

          Total                                                   327,956.78   Total                                  82,076,001.59

          A) 3 MONTH AVERAGE                                      109,318.93   B) 3 MONTH AVERAGE                     27,358,667.20

          c) a/b                                                       0.40%


2.        Does a Delinquency Condition Exist (1c > 6% )?                                                        Yes        No    X
                                                                                                                   -----       ----

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                                 Yes        No    X
                                                                                                                   -----       ----
          B. An Indenture Event of Default has occurred and is then continuing?                                 Yes        No    X
                                                                                                                   -----       ----

4.        Has a Servicer Event of Default occurred?                                                             Yes        No    X
                                                                                                                   -----       ----


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                                      Yes        No    X
                                                                                                                   -----       ----
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                                     Yes        No    X
                                                                                                                   -----       ----
          C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                                      Yes        No    X
                                                                                                                   -----       ----




6.        Aggregate Discounted Contract Balance at Closing Date                            Balance  $ 218,254,123.54
                                                                                                    ----------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                              # Leases

                           31 - 60                                223,496.63                                    15
                           61 - 90                                 15,877.78                                     8
                          91 - 180                                 77,323.68                                     6



          Approved By:
          Mathew E. Goldenberg
          Vice President
          Structured Finance and Securitization